Exhibit 4.2

Execution Version

GENESIS ENERGY, L.P.,

GENESIS ENERGY FINANCE CORPORATION

and

the Guarantors named herein

7.750% SENIOR NOTES DUE 2028,

8.875% SENIOR NOTES DUE 2030,

8.250% SENIOR NOTES DUE 2029,

7.875% SENIOR NOTES DUE 2032

and

8.000% SENIOR NOTES DUE 2033

TWENTY-THIRD SUPPLEMENTAL INDENTURE
SUBSIDIARY GUARANTEE
DATED AS OF September 16, 2025

REGIONS BANK,

Trustee

This TWENTY-THIRD SUPPLEMENTAL INDENTURE, dated as of September 16, 2025 (this “Twenty-Third Supplemental Indenture”), is among Genesis Energy, L.P., a Delaware limited partnership (the “Company”), Genesis Energy Finance Corporation, a Delaware corporation (together with the Company, the “Issuers”), the 2028 Guarantors referred to below, the 2030 Guarantors referred to below, the 2029 Guarantors referred to below, the 2032 Guarantors referred to below, the 2033 Guarantors referred to below, the party identified under the caption “New Guarantor” on the signature pages hereto (the “New Guarantor”) and Regions Bank, as Trustee (as defined below).
RECITALS

WHEREAS, the Issuers, the Guarantors named therein and U.S. Bank National Association, as predecessor trustee (together with Regions Bank, as successor trustee, as to any time on or after September 30, 2020, each in such capacity, the “Trustee”), entered into an indenture, dated as of May 21, 2015 (the “Original Indenture”), as amended, supplemented and modified by: (i) the Agreement of Resignation, Appointment and Acceptance, dated as of September 30, 2020 (the “Trustee Successor Agreement”, and the Original Indenture, as supplemented by the Trustee Successor Agreement, the “Base Indenture”), among the Issuers, the predecessor Trustee and the successor Trustee; (ii) the Fourteenth Supplemental Indenture, dated as of January 16, 2020 (the “Fourteenth Supplemental Indenture”), the Sixteenth Supplemental Indenture, dated as of June 28, 2021 (the “Sixteenth Supplemental Indenture”), the Seventeenth Supplemental Indenture, dated as of May 17, 2022 (the “Seventeenth Supplemental Indenture”), and the Nineteenth Supplemental Indenture, dated as of February 28, 2023 (the “Nineteenth Supplemental Indenture”; and, together with the Fourteenth Supplemental Indenture, the Sixteenth Supplemental Indenture, and the Seventeenth Supplemental Indenture, the “2028 Supplemental Indentures”; and the Base Indenture, as supplemented by the 2028 Supplemental Indentures, the “2028 Indenture”), pursuant to which the Issuers have issued $679,360,000 in the aggregate principal amount of 7.750% Senior Notes due 2028 (the “2028 Notes”); (iii) the Eighteenth Supplemental Indenture, dated as of January 25, 2023 (the “Eighteenth Supplemental Indenture”; and, together with the Nineteenth Supplemental Indenture, the “2030 Supplemental Indentures”; and the Base Indenture, as supplemented by the 2030 Supplemental Indentures, the “2030 Indenture”), pursuant to which the Issuers have issued $500,000,000 in the aggregate principal amount of 8.875% Senior Notes due 2030 (the “2030 Notes”); (iv) the Twentieth Supplemental Indenture, dated as of December 7, 2023 (the “Twentieth Supplemental Indenture”; and the Base Indenture, as supplemented by the Twentieth Supplemental Indenture, the “2029 Indenture”), pursuant to which the Issuers have issued $600,000,000 in the aggregate principal amount of 8.250% Senior Notes due 2029 (the “2029 Notes”); (v) the Twenty-First Supplemental Indenture, dated as of May 9, 2024 (the “Twenty-First Supplemental Indenture”; and the Base Indenture, as supplemented by the Twenty-First Supplemental Indenture, the “2032 Indenture”), pursuant to which the Issuers have issued $700,000,000 in the aggregate principal amount of 7.875% Senior Notes due 2032 (the “2032 Notes”); and (vi) the Twenty-Second Supplemental Indenture, dated as of December 19, 2024 (the “Twenty-Second Supplemental Indenture”; and the Base Indenture, as supplemented by the Twenty-Second Supplemental Indenture, the “2033 Indenture”), pursuant to which the Issuers have issued $600,000,000 in the aggregate principal amount of 8.000% Senior Notes due 2033 (the “2033 Notes”);

WHEREAS, Section 8.01 of the Fourteenth Supplemental Indenture provides that the Issuers, the Guarantors (as defined in the 2028 Indenture, herein called the “2028 Guarantors”) and the

Trustee may amend or supplement the Fourteenth Supplemental Indenture and the Base Indenture (as it relates to the 2028 Notes) in order to comply with Section 4.13 or 9.03 of the Fourteenth Supplemental Indenture, without the consent of the Holders of the 2028 Notes;

WHEREAS, Section 8.01 of the Eighteenth Supplemental Indenture provides that the Issuers, the Guarantors (as defined in the 2030 Indenture, herein called the “2030 Guarantors”) and the Trustee may amend or supplement the Eighteenth Supplemental Indenture and the Base Indenture (as it relates to the 2030 Notes) in order to comply with Section 4.13 or 9.03 of the Eighteenth Supplemental Indenture, without the consent of the Holders of the 2030 Notes;

WHEREAS, Section 8.01 of the Twentieth Supplemental Indenture provides that the Issuers, the Guarantors (as defined in the 2029 Indenture, herein called the “2029 Guarantors”) and the Trustee may amend or supplement the Twentieth Supplemental Indenture and the Base Indenture (as it relates to the 2029 Notes) in order to comply with Section 4.13 or 9.03 of the Twentieth Supplemental Indenture, without the consent of the Holders of the 2029 Notes;

WHEREAS, Section 8.01 of the Twenty-First Supplemental Indenture provides that the Issuers, the Guarantors (as defined in the 2032 Indenture, herein called the “2032 Guarantors”) and the Trustee may amend or supplement the Twenty-First Supplemental Indenture and the Base Indenture (as it relates to the 2032 Notes) in order to comply with Section 4.13 or 9.03 of the Twenty-First Supplemental Indenture, without the consent of the Holders of the 2032 Notes;

WHEREAS, Section 8.01 of the Twenty-Second Supplemental Indenture provides that the Issuers, the Guarantors (as defined in the 2033 Indenture, herein called the “2033 Guarantors”) and the Trustee may amend or supplement the Twenty-Second Supplemental Indenture and the Base Indenture (as it relates to the 2033 Notes) in order to comply with Section 4.13 or 9.03 of the Twenty-Second Supplemental Indenture, without the consent of the Holders of the 2033 Notes;

WHEREAS, all acts and things necessary to make this Twenty-Third Supplemental Indenture a valid and legally binding agreement according to its terms, and a valid and legally binding amendment of and supplement to, each of the 2028 Indenture, the 2030 Indenture, the 2029 Indenture, the 2032 Indenture and the 2033 Indenture, have been duly done and performed; and

NOW, THEREFORE, to comply with the provisions of each of the 2028 Indenture, the 2030 Indenture, the 2029 Indenture, the 2032 Indenture and the 2033 Indenture, and in consideration of the above premises, the Issuers, the 2028 Guarantors, the 2030 Guarantors, the 2029 Guarantors, the 2032 Guarantors or the 2033 Guarantors, respectively, the New Guarantor and the Trustee covenant and agree for the equal and proportionate benefit of the respective Holders of the 2028 Notes, the 2030 Notes, the 2029 Notes, the 2032 Notes and the 2033 Notes, respectively, as follows:

ARTICLE 1

Section 1.01. This Twenty-Third Supplemental Indenture is supplemental to each of the 2028 Indenture, the 2030 Indenture, the 2029 Indenture, the 2032 Indenture and the 2033 Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, each of the 2028 Indenture, the 2030 Indenture, the 2029 Indenture, the 2032 Indenture and the 2033 Indenture for any and all purposes.

Section 1.02. This Twenty-Third Supplemental Indenture shall become effective immediately upon its execution and delivery by each of the Issuers, the 2028 Guarantors, the 2030 Guarantors, the 2029 Guarantors, the 2032 Guarantors, the 2033 Guarantors, the New Guarantor and the Trustee.

ARTICLE 2

Section 2.01. From this date, in accordance with Sections 4.13 and 9.03 of the Fourteenth Supplemental Indenture, Sections 4.13 and 9.03 of the Eighteenth Supplemental Indenture, Sections 4.13 and 9.03 of the Twentieth Supplemental Indenture, Sections 4.13 and 9.03 of the Twenty-First Supplemental Indenture and Sections 4.13 and 9.03 of the Twenty-Second Supplemental Indenture, and by executing this Twenty-Third Supplemental Indenture, the New Guarantor shall be subject to the provisions of (v) the Fourteenth Supplemental Indenture and the Base Indenture (as it relates to the 2028 Notes) to the extent provided for in Article Nine of the Fourteenth Supplemental Indenture, (w) the Eighteenth Supplemental Indenture and the Base Indenture (as it relates to the 2030 Notes) to the extent provided for in Article Nine of the Eighteenth Supplemental Indenture, (x) the Twentieth Supplemental Indenture and the Base Indenture (as it relates to the 2029 Notes) to the extent provided for in Article Nine of the Twentieth Supplemental Indenture, (y) the Twenty-First Supplemental Indenture and the Base Indenture (as it relates to the 2032 Notes) to the extent provided for in Article Nine of the Twenty-First Supplemental Indenture, and (z) the Twenty-Second Supplemental Indenture and the Base Indenture (as it relates to the 2033 Notes) to the extent provided for in Article Nine of the Twenty- Second Supplemental Indenture.

Section 2.02. The New Guarantor hereby becomes a party to the 2028 Indenture as a 2028 Guarantor with respect to the 2028 Notes and as such will have all of the rights and be subject to all of the obligations and agreements of a 2028 Guarantor under the 2028 Indenture with respect to the 2028 Notes. The New Guarantor agrees to be bound by all of the provisions of the 2028 Indenture applicable to a 2028 Guarantor with respect to the 2028 Notes and to perform all of the obligations and agreements of a 2028 Guarantor under the 2028 Indenture with respect to the 2028 Notes.

Section 2.03. The New Guarantor hereby becomes a party to the 2030 Indenture as a 2030 Guarantor with respect to the 2030 Notes and as such will have all of the rights and be subject to all of the obligations and agreements of a 2030 Guarantor under the 2030 Indenture with respect to the 2030 Notes. The New Guarantor agrees to be bound by all of the provisions of the 2030 Indenture applicable to a 2030 Guarantor with respect to the 2030 Notes and to perform all of the obligations and agreements of a 2030 Guarantor under the 2030 Indenture with respect to the 2030 Notes.

Section 2.04. The New Guarantor hereby becomes a party to the 2029 Indenture as a 2029 Guarantor with respect to the 2029 Notes and as such will have all of the rights and be subject to all of the obligations and agreements of a 2029 Guarantor under the 2029 Indenture with respect to the 2029 Notes. The New Guarantor agrees to be bound by all of the provisions of the 2029 Indenture applicable to a 2029 Guarantor with respect to the 2029 Notes and to perform all of the obligations and agreements of a 2029 Guarantor under the 2029 Indenture with respect to the 2029 Notes.

Section 2.05. The New Guarantor hereby becomes a party to the 2032 Indenture as a 2032 Guarantor with respect to the 2032 Notes and as such will have all of the rights and be subject to all of the obligations and agreements of a 2032 Guarantor under the 2032 Indenture with respect to the 2032 Notes. The New Guarantor agrees to be bound by all of the provisions of the 2032 Indenture applicable to a 2032 Guarantor with respect to the 2032 Notes and to perform all of the obligations and agreements of a 2032 Guarantor under the 2032 Indenture with respect to the 2032 Notes.

Section 2.06. The New Guarantor hereby becomes a party to the 2033 Indenture as a 2033 Guarantor with respect to the 2033 Notes and as such will have all of the rights and be subject to all of the obligations and agreements of a 2033 Guarantor under the 2033 Indenture with respect to the 2033 Notes. The New Guarantor agrees to be bound by all of the provisions of the 2033 Indenture applicable to a 2033 Guarantor with respect to the 2033 Notes and to perform all of the obligations and agreements of a 2033 Guarantor under the 2033 Indenture with respect to the 2033 Notes.

ARTICLE 3

Section 3.01. Except as specifically modified herein, the 2028 Indenture and the 2028 Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Fourteenth Supplemental Indenture. Except as specifically modified herein, the 2030 Indenture and the 2030 Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Eighteenth Supplemental Indenture. Except as specifically modified herein, the 2029 Indenture and the 2029 Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Twentieth Supplemental Indenture. Except as specifically modified herein, the 2032 Indenture and the 2032 Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Twenty-First Supplemental Indenture. Except as specifically modified herein, the 2033 Indenture and the 2033 Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Twenty-Second Supplemental Indenture.

Section 3.02. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Twenty-Third Supplemental Indenture. This Twenty-Third Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in each of the 2028 Indenture, the 2030 Indenture, the 2029 Indenture, the 2032 Indenture, and the 2033 Indenture

with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.

Section 3.03. THIS TWENTY-THIRD SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 3.04. The parties may sign any number of copies of this Twenty-Third Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement. The exchange of copies of this Twenty-Third Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Twenty-Third Supplemental Indenture as to the parties hereto and may be used in lieu of the original Twenty-Third Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

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IN WITNESS WHEREOF, the parties hereto have caused this Twenty-Third Supplemental Indenture to be duly executed, all as of the date first written above.

GENESIS ENERGY, L.P.

By: Genesis Energy, LLC,
its general partner

By: /s/ Kristen O. Jesulaitis
Kristen O. Jesulaitis
Chief Financial Officer and Chief Legal
Officer

GENESIS ENERGY FINANCE
CORPORATION

By: /s/ Kristen O. Jesulaitis
Kristen O. Jesulaitis
Chief Financial Officer and Chief Legal
Officer

2028 GUARANTORS, 2030 GUARANTORS,
2029 GUARANTORS, 2032 GUARANTORS
AND 2033 GUARANTORS

GENESIS CRUDE OIL, L.P.
GENESIS PIPELINE TEXAS, L.P.
GENESIS PIPELINE USA, L.P.
GENESIS SYNGAS INVESTMENTS, L.P.

By: GENESIS ENERGY, LLC,
its general partner

By: /s/ Kristen O. Jesulaitis
Kristen O. Jesulaitis
Chief Financial Officer and Chief Legal
Officer

[Signature Page to Twenty-Third Supplemental Indenture]

GENESIS PIPELINE ALABAMA, LLC	GENESIS BR, LLC
GENESIS DAVISON, LLC	BR PORT SERVICES, LLC
DAVISON PETROLEUM SUPPLY, LLC	CASPER EXPRESS PIPELINE, LLC
DAVISON TRANSPORTATION SERVICES, LLC	GEL TEXAS PIPELINE, LLC
RED RIVER TERMINALS, L.L.C.	THUNDER BASIN HOLDINGS, LLC
TEXAS CITY CRUDE OIL TERMINAL, LLC	GENESIS OFFSHORE HOLDINGS, LLC
TDC, L.L.C.	GENESIS SAILFISH HOLDINGS, LLC
DAVISON TRANSPORTATION SERVICES, INC.	GENESIS POSEIDON HOLDINGS, LLC
TDC SERVICES, LLC	CAMERON HIGHWAY PIPELINE GP, L.L.C.
GENESIS CHOPS I, LLC	FLEXTREND DEVELOPMENT COMPANY, L.L.C.
GENESIS CHOPS II, LLC	GEL DEEPWATER, LLC
GEL CHOPS GP, LLC	GEL IHUB, LLC
GENESIS ENERGY, LLC	GENESIS DEEPWATER HOLDINGS, LLC
GENESIS MARINE, LLC	GENESIS GTM OFFSHORE OPERATING COMPANY, LLC
MILAM SERVICES, INC.	GENESIS IHUB HOLDINGS, LLC
GEL TEX MARKETING, LLC	GENESIS SMR HOLDINGS, LLC
GEL LOUISIANA FUELS, LLC	HIGH ISLAND OFFSHORE SYSTEM, L.L.C.
GEL WYOMING, LLC	MANTA RAY GATHERING COMPANY, L.L.C.
GENESIS SEKCO, LLC	MATAGORDA OFFSHORE, LLC
GEL SEKCO, LLC	POSEIDON PIPELINE COMPANY, L.L.C.
GEL SYNC LLC	SAILFISH PIPELINE COMPANY, L.L.C.
GENESIS RAIL SERVICES, LLC	SEAHAWK SHORELINE SYSTEM, LLC
GEL OFFSHORE PIPELINE, LLC	SOUTHEAST KEATHLEY CANYON PIPELINE COMPANY, L.L.C.
GENESIS OFFSHORE, LLC	SYNC PIPELINE LLC
GEL OFFSHORE, LLC	GENESIS TEXAS CITY TERMINAL, LLC
GENESIS ODYSSEY, LLC	DEEPWATER GATEWAY, L.L.C.
GEL ODYSSEY, LLC	GEL PIPELINE OFFSHORE, LLC
GENESIS POSEIDON, LLC	GEL PALOMA, LLC
GEL POSEIDON, LLC

By: /s/ Kristen O. Jesulaitis Kristen O. Jesulaitis Chief Financial Officer and Chief Legal Officer
[Signature Page to Twenty-Third Supplemental Indenture]

GEL CHOPS I, L.P.
GEL CHOPS II, L.P.

By: GEL CHOPS GP, LLC,
its general partner

By: /s/ Kristen O. Jesulaitis
Kristen O. Jesulaitis
Chief Financial Officer and Chief Legal
Officer

CAMERON HIGHWAY PIPELINE I, L.P.

By: CAMERON HIGHWAY PIPELINE GP,
L.L.C.,
its general partner

By: /s/ Kristen O. Jesulaitis
Kristen O. Jesulaitis
Chief Financial Officer and Chief Legal
Officer

[Signature Page to Twenty-Third Supplemental Indenture]

NEW GUARANTOR

GENESIS ALKALI HOLDINGS COMPANY,
LLC

By: /s/ Kristen O. Jesulaitis
Kristen O. Jesulaitis
Chief Financial Officer and Chief Legal
Officer

[Signature Page to Twenty-Third Supplemental Indenture]

REGIONS BANK,
as Trustee

By: /s/ Marcus Wilson
Marcus Wilson
Vice President

[Signature Page to Twenty-Third Supplemental Indenture]